                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            TRIO-TECH INTERNATIONAL
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

================================================================================

                            TRIO-TECH INTERNATIONAL
                              355 Parkside Drive
                        San Fernando, California 91340



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 8, 1998



     The Annual Meeting of Shareholders ("Annual Meeting") of Trio-Tech International (the "Company") will be held at the Miramar Sheraton Hotel Santa Monica, located at 101 Wilshire Boulevard, Santa Monica, California, on Tuesday, December 8, 1998 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Statement:

     1. To elect directors to hold office until the next annual meeting of shareholders; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on October 24, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.



                               DALE C. CHEESMAN
                                   Secretary
October 24, 1998

===============================================================================

                            TRIO-TECH INTERNATIONAL
                              355 Parkside Drive
                        San Fernando, California 91340

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                               December 8, 1998

     This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors of Trio-Tech International, a California corporation ("Trio-Tech" or the "Company"), for use at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held on Tuesday, December 8, 1998 and at any adjournments thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the enclosed Proxy are being mailed to shareholders on or about November 7, 1998.

     The close of business on October 24, 1998 has been fixed as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 2,738,685 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote, the holders of which are entitled to one vote per share.

     In the election of directors, a shareholder may cumulate his votes for one or more candidates, but only if each such candidate's name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of his intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected. These votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder thinks fit. The seven candidates receiving the highest number of affirmative votes will be elected. Discretionary authority to cumulate votes is solicited hereby.

     Shareholders are requested to date, sign and return the enclosed Proxy to make certain their shares will be voted at the Annual Meeting. Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted in favor of the election of the seven nominees for directors named under "Election of Directors." Because abstentions with respect to any matter other than the election of directors are treated as shares present or represented and entitled to vote for purposes of determining whether that matter has been approved by the shareholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained.



        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of October 24, 1998, regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock,
(ii) each of the directors of the Company, and (iii) all officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes.




                                         Shares Owned
                                      Beneficially as of
               Name                    October 24, 1998  (1)      Percent of Class (1)
      -----------------------     -------------------------       -------------------
         Yong Siew Wai                       311,294     (2)                    11.25%

         Lani Bray                           177,323     (3)                     6.08%

         Frank S. Gavin                      108,780     (4)                     3.95%

         Richard M. Horowitz                 201,601     (5)                     7.33%

         A. Charles Wilson                   249,108     (6)                     7.67%

         Victor Ting Hock Ming                78,986     (7)                     2.85%

         William L. Slover                    19,375     (8)                     0.70%

         F.D. (Chuck) Rogers                  11,125     (9)                     0.40%

         Jason Adelman                        63,115    (10)                     2.27%

         Dale C. Cheesman                      4,806    (11)                     0.18%

         Simon Costello                       29,041    (12)                     1.06%

         Terry Fong                           34,470    (13)                     1.25%

         Richard Lim                          46,570    (14)                     1.69%

         All Directors and Officers
         as a group (13 persons)           1,121,401                            43.65%


(1) The percentages shown for each individual and for all officers and directors as a group are based upon 2,738,685 outstanding, and assume the exercise of options exercisable within 60 days, held by that individual or by all officers and directors, as the case may be.

(2) Includes options to purchase 35,000 shares from the Company at exercise prices ranging from $3.00 to $7.70 per share. 276,924 shares are owned outright.

(3) 38,938 are held directly by Ms. Bray and 180,812 shares are held in a trust for which Ms. Bray serves as a trustee.

(4) Includes options and warrants to purchase 18,280 shares from the Company at exercise prices ranging from $3.39 to $7.70. 90,500 shares are owned outright.

(5) Includes options to purchase 10,000 shares from the Company at exercise prices ranging from $3.39 to $7.70. The 191,601 shares held outright are held in a trust for which Mr. Horowitz serves as a trustee.

(6) Includes options to purchase 20,000 shares from the Company at exercise prices ranging from $3.39 to $7.70 per share. 191,608 shares held outright are held in a trust for which A. Charles Wilson serves as trustee.

(7) Includes options to purchase 29,250 shares from the Company at exercise prices ranging from $2.40 to $5.50 per share. 49,736 shares are owned outright.

(8) Consists of options to purchase 19,375 shares from the Company at exercise prices ranging from $1.60 to $7.70 per share.

(9) Includes options to purchase 10,000 shares from the Company at exercise prices ranging from $3.39 to $7.70 per share. 1,125 shares are owned outright.

(10) Includes options and warrants to purchase 47,565 shares from the Company at exercise prices ranging from $4.67 to $7.70 per share. 15,550 shares are owned outright.

(11) Includes options to purchase 2,594 shares from the Company at exercise prices of $3.00 to $6.50 per share. 2,212 shares are owned outright.

(12) Includes options to purchase 9,613 shares from the Company at exercise prices of $2.17 to $7.00 per share. 19,428 shares are owned outright.

(13) Includes options and warrants to purchase 15,340 shares from the Company at exercise prices of $2.17 to $7.00 per share. 19,130 shares are owned outright.

(14) Includes options to purchase 19,940 shares from the Company at exercise prices of $2.17 to $7.00 per share. 26,630 shares are owned outright.

     The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.

                             ELECTION OF DIRECTORS

     The Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next annual meeting and until their respective successors are elected and qualified. It is intended that the Proxies received, unless otherwise specified, will be voted for the seven nominees named below, all of whom are incumbent directors of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as Proxy holders will vote in accordance with their best judgment. In no event will Proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Set forth below are the names of each of the seven nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

A. Charles Wilson
-----------------

     Mr. Wilson, age 74, has served as a Director of Trio-Tech since 1966, and was President and Chief Executive Officer of the Company from 1981 to 1989. In 1989, he was elected Chairman of the Board. Mr. Wilson is also Chairman of the Board of Ernest Paper Products, Inc. and Chairman of Daico Industries, Inc., as well as an attorney admitted to practice law in California.

Yong Siew Wai
-------------

     Mr. Yong, age 45, has been a Director of Trio-Tech since 1990. He has been the President and Chief Executive Officer since 1990. He has been associated with Trio-Tech International Pte. Ltd. in Singapore since 1976 and has been its Managing Director since August 1980. Mr. Yong holds a Masters Degree in Business Administration, Graduate Diploma in Marketing Management and a Diploma in Industrial Management.

Frank S. Gavin
--------------

     Mr. Gavin, age 45, has been a Director of Trio-Tech since 1991. He has been a Sales and Marketing Manager for Group T in Scottsdale, Arizona since 1992. He served as Vice-President, Sales and Marketing at Trio-Tech International from 1991 to 1992. Prior thereto Mr. Gavin was the President of Express Test Corporation, Sunnyvale, California, which he founded in l984, and President of Best Reps, Inc., a manufacturers' representative sales group, which he founded in l982.

Richard M. Horowitz
-------------------

     Mr. Horowitz, age 57, has served as a Director of Trio-Tech since 1990. He has been President of Management Brokers Insurance Agency since 1974. He also serves as Chairman of Leviathan Corporation, a computer sales, consulting and software company, and is Chairman of Dial 800, Inc., a national telecommunication company. Mr. Horowitz holds a Masters Degree in Business Administration from Pepperdine University.

William L. Slover
-----------------

     Mr. Slover, age 76, has served as a Director since 1989. He has been a management consultant since 1983. Mr. Slover served as President and Chief Executive Officer of Delphi Communications Corporation, a developer of voice and test mail systems and automated telephone answering services. Prior thereto, he served as Group Executive and Vice-President of General Instrument Corporation from 1974 to 1978 and as Vice-President and General Manager of Ampex Corporation from 1972-1974. Mr. Slover also served on the Board of Directors of several privately held venture capital start-up companies.

F.D. (Chuck) Rogers
-------------------

     Mr. Rogers, age 55, has been a Director of Trio-Tech since 1996. He is President of the ASC Group, Inc., a privately owned electronics manufacturing company that specializes in the high reliability memory market. Prior to this position he was Managing Director, Mergers/Acquisitions with H.J. Meyers & Co., Inc., from 1988 to 1998. From 1970 to 1988 he served in a variety of General Management positions with Hydril Company, Baker/Hughes International and Geo International. Mr. Rogers also served on the Board of Directors of several public and private companies and is presently a member of the Advisory Board of USC Medical School's Neurological Institute.

Jason T. Adelman
----------------

     Jason Adelman, age 30, was elected to the Board of Trio-Tech in April 1997. Mr. Adelman is a Managing Director of Corporate Finance at Drake & Co., Inc. Mr. Adelman was previously affiliated with Spencer Trask Securities, Inc., a New York based venture capital investment bank from 1996 to 1997. Before that, he was with Coopers & Lybrand LLP, where he worked in the financial services consulting practice from 1994 to 1996. Mr. Adelman is an honors graduate of the University of Pennsylvania and Cornell Law School and is a member of the New York Bar.


Information Regarding the Board of Directors and Its Committees
---------------------------------------------------------------

     The Board held four meetings in person during the fiscal year ended June 26, 1998. All of the directors attended the meetings of the Board and its committees on which they served during the fiscal year. The Company does not have a nominating committee, and the directors nominated for election at the Annual Meeting were nominated by the entire Board.

     The Board has a standing Compensation Committee, which currently consists of S.W. Yong, Frank Gavin, Jason Adelman and A. Charles Wilson. The Compensation Committee administers the Company's existing stock option plan and determines salary and bonus arrangements. The Compensation Committee met three times during the past fiscal year.

The Board has a standing Audit Committee, which currently consists of William Slover, F.D. (Chuck) Rogers and Richard Horowitz. The Audit Committee meets with the independent public accountants to review planned audit procedures, and reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. The Audit Committee held three meetings during the year ended June 26, 1998.

Executive Officers
------------------

     Victor Ting, age 45, first joined Trio-Tech as the Financial Controller for the Company's Singapore subsidiary in l980. He was promoted to the level of Business Manager from l985-l989. In December l989 he became the Director of Finance and Sales & Marketing and later, the General Manager of the Singapore subsidiary. Mr. Ting was elected Vice-

President and Chief Financial Officer of Trio-Tech International in November l992. Mr. Ting holds a Bachelor of Accountancy Degree and Masters Degree in Business Administration.

     Dale Cheesman, age 56, has been associated with Trio-Tech International since 1991 as Corporate Controller. Prior thereto Mr. Cheesman served as Controller for IPD/Interpark in Sherman Oaks, California from 1990 to 1991, Chief Financial Officer of Gamma Electronics in Santa Monica, California from 1989 to 1990 and Subsidiary Treasurer and Controller to Comtal/3M in Pasadena, California from 1983 to 1989. Mr. Cheesman was President of Cheesman Associates Inc., a Triple Check Franchise, from 1979 to 1983 and Project Controller for USC's NICEM/NISCEM Project in Los Angeles, California while attending Graduate School in 1978 and 1979. Mr. Cheesman holds a Bachelor of Science Degree in Business Administration and Accounting with Graduate courses from Wharton Business School (University of Pennsylvania), University of Chicago, University of South Florida and University of Southern California. He was elected Secretary of Trio-Tech in April 1997.

     Simon Costello, age 43, joined Trio-Tech International in 1989 as Managing Director of Trio-Tech Ireland and The European Electronics Test Center. In 1993 he was appointed General Manager of USA and Europe Operations and in July 1998 was elected Corporate Vice-President-USA & Europe Operations. Prior to joining Trio-Tech, Mr. Costello served with VIP Microelectronics from l984 to l989 where he held positions in sales, engineering and management. Mr. Costello holds a Bachelor's Degree in Electronic Engineering from Dublin City University.

     Richard Lim, age 39, joined Trio-Tech in l982 and became the Quality Assurance Manager in l985. He was promoted to the position of Operations Manager in l988. In l990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur. Mr. Lim became the General Manager of the Company's Malaysia subsidiary in l99l and in February of l993, all test facilities in the Far East came under his responsibility. He holds diplomas in Electronics & Communications and Industrial Management and a Masters Degree in Business Administration. He was elected Corporate Vice-President-Testing in July, 1998.

     Terry Fong, age 44, has been with Trio-Tech since l978 and served as Service Manager from l980. He was the Sales/Service Manager from l983-l986. In l987 he played a key role in the set up of the Trading Operation in that he was instrumental in the appointment of principals and selection of products. Mr. Fong became the Area Sales/Service Manager in l990 responsible for Regional sales. He was promoted to be Operations Manager (Trading) in l992 assuming overall responsibility for the area and has recently became the General Manager of Trading. Mr. Fong holds diplomas in Manufacturing and Marketing, a Masters Degree in Business Administration and a Bachelors' Degree in Economics. He was elected Corporate Vice President-Distribution in July, 1998.

Other Key Employees
-------------------

     Lee-Soon Siew Kuan, age 40 joined Trio-Tech in l98l and became the Administrative Manager in l985. In l988 she was promoted to Personnel/Administration Manager and her responsibilities extended to include the Penang operation. She became the Logistics Manager in l990 and the Purchasing/Store and Traffic as well as the Kuala Lumpur Operation was added to her coverage. In l99l Mrs. Lee was promoted to Group Logistics Manager and currently the Director of Logistics, responsible for the Human Resources, Purchasing/Store and Traffic functions of all the Operations in the Far East. She holds a diploma in Personnel Management.



                       COMPENSATION AND RELATED MATTERS

     The following table sets forth the compensation of the Company for the Chief Executive Officer, the Chief Financial Officer and the Corporate Vice-Presidents for the fiscal year ended June 26, 1998 and the two preceding fiscal years. No other executive officer of the Company received more than $100,000 during the fiscal year ended June 26, 1998.

                         Summary Compensation Table*
                         --------------------------

                                                                                          Long Term
                                                  Annual Compensation                    Compensation
                                  ----------------------------------------------------------------------------------
                                                                     Other
                                                                     Annual            Securities         All Other
       Name and            Fiscal                                    Compen-           Underlying          Compen-
   Principal Position       Year       Salary($)     Bonus($)       sation ($)         Options (#)        sation ($)
   ---------------------  --------  -------------  ------------  ---------------  --------------------  ------------
   S.W. Yong, CEO           1998       227,349        77,250                              10,000
                            1997       240,839       180,927
                            1996       222,978       153,062                              15,000

   Victor T.H. Ming, CFO    1998       102,637        15,660
                            1997       106,112        48,072                               7,500
                            1996       101,702        42,976                               5,000

* Singapore Officers are also credited with a compulsory contribution to their provident pension fund scheme in accordance with Singapore law.



                              Option Grants In Last Fiscal Year
                              ---------------------------------

                                        % Of Total
                                        Options To
                         Options       Employees In         Exercise Price          Expiration
         Name            Granted        Fiscal Year             ($/sh)                 Date
  -----------------     ----------     --------------      ------------------      -------------
     S.W. Yong            10,000           33.9%                   $3.69             07/08/2002
     Victor T.H. Ming      3,000           10.2%                   $4.34             07/08/2002


  Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values *
  --------------------------------------------------------------------------

                                                                 Number of           Value of
                                                                Unexercised         Unexercised
                             Shares                             Options at          In-The-Money
                            Acquired                               FY-End           Options at
                               On                                   (#)              FY-End ($)
                            Exercise            Value           Exercisable/        Exercisable/
          Name                 (#)            Realized ($)      Unexercisable       Unexercisable
     ---------------       -----------        ------------      -------------       --------------
     S.W. Yong                22,800             $44,700             35,000/0            158,900/0
     Victor T.H. Ming         35,650             $75,249           29,250/4,125     130,050/20,078


     Each director who is not an employee of the Company receives a director's fee of $5,000 per year, plus $1,500 for each Board meeting attended. The Chairman of the Board receives a fee of $15,000 per year, plus $4,500 for each Board meeting attended.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors of Trio-Tech, composed of the Chairman, the Chief Executive Officer and two outside directors, is responsible to recommend to the Board, among other duties, suggestions of and administration of policies and procedures regarding executive compensation and criteria for the amounts of such compensation.

The compensation program presently in effect at Trio-Tech International has three elements: (1) base annual salary; (2) potential annual cash incentive awards that are based primarily on financial performance of the Company or its relevant business operating unit; and (3) long-term incentives in the form of stock options. The Committee believes that a significant portion of the total compensation of the Company's executives should be at risk, based upon the achievement of preestablished goals.

In determining the compensation levels for the Chief Executive Officer (CEO) and Chief Financial Officer (CFO), the Committee reviewed compensation policies of other companies, comparable in size, to Trio-Tech.

Base cash compensation
----------------------

For the fiscal year ended June 26, 1998 base cash compensation was denominated in the currency of Singapore, and the exchange was computed as 1.41, 1.43 and
1.66 Singapore Dollars to US Dollars for 1996, 1997 and 1998 respectively. Singapore officers are also credited with a compulsory contribution under Singapore's provident pension fund scheme.

Trio-Tech's profits were higher in the fiscal year ending June 1997 and the CEO was awarded an increase of 10% from S$330,000 to S$363,000 for the year ending June 1998.

The CFO's base salary for fiscal year ended June 1998 was left in the hands of the CEO, who made the determination for a 12.3% increase, from S$151,740 to S$170,378, in each case plus the compulsory provident pension fund payment.

Bonuses for 1998
----------------

The Compensation Committee also considered awarding additional discretionary annual cash bonuses to its executive officers based primarily on the Company's overall performance and, to a lesser extent, on the contribution each executive made to the Company's success. The Committee noted that as of June 27, 1997, the Company's performance was consistent with its business plan and determined that the CEO would retain his right to receive a bonus equal to 5% of pre-tax profits for the fiscal year ending June 1998.

1998 Compensation of CEO
------------------------

After giving effect to the currency exchange rates and the 8% compulsory pension fund payment, the CEO's compensation, including bonuses, was US$304,599 for fiscal 1998, compared to US$421,766 in the preceding year.

Stock Options
-------------

The Company's 1998 Stock Option Plan was approved by the Board, on September 30, 1997 and the Stockholders on December 8, 1997. The purpose of the 1998 Stock Option Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance stockholder return.

In this context, the Compensation Committee reviewed Mr. Costello and Mr. Cheesman and in recognition of their contribution in acquiring Universal Systems in November 1997, they were granted options to purchase 2,500 shares each at a price of $6.50.

In addition the Company granted options for 45,000 shares to its directors under the Directors Stock Option Plan discussed below.

The Company's Board of Directors unanimously approved the Directors Stock Option Plan (the "Directors Plan"). The purpose of the Directors Plan is to give appropriate compensation to the Directors of the Company. The Company currently pays to its non-employee Directors $5,000 per year and $1,500 per meeting attended (and to the Chairman of the

Board $15,000 per year and $4,500 per meeting attended), which the Company believes is substantially less than directors of comparable public companies are paid. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings. The Company believes that the Directors Plan will provide non-employee Directors and the President of the Company (if he or she is a Director of the Company) a favorable opportunity to acquire Common Stock of the Company and will create an incentive for them to serve on the Board of Directors of the Company and contribute to its long-term growth and profitability objectives.

Dated October 24, 1998

THE COMPENSATION COMMITTEE
A. Charles Wilson, Chair
Frank Gavin
Jason Adelman
S.W. Yong

                         STOCK PRICE PERFORMANCE GRAPH

The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The graph below compares cumulative total return of Trio-Tech International, the Standard & Poor's 500 Index and the AMEX Composite Index. The Company believes that this information demonstrates that the compensation earned by its executive officers fairly reflects the significant increase in shareholder value and specifically that the Company has out performed the Standard & Poor's 500 Index and the AMEX Composite Index during the 1998 fiscal year.

                TRIO-TECH INTERNATIONAL STOCK PRICE PERFORMANCE

[INSERT GRAPH HERE]

               1993     1994       1995      1996      1997       1998
-------------------------------------------------------------------------
S&P           100.00    98.63     120.93    148.88    196.50     251.71
-------------------------------------------------------------------------
AMEX          100.00    97.54     115.04    132.66    143.19     165.89
-------------------------------------------------------------------------
TRT           100.00   120.48     170.37    180.72    311.55     259.79
-------------------------------------------------------------------------

* Total Return assumes $100 invested on June 30, 1993 in Trio-Tech International, the S & P 500 Index and the AMEX Composite Index, including reinvestment of dividends.

                        INDEPENDENT PUBLIC ACCOUNTANTS
                        ------------------------------

     Deloitte & Touche LLP has served as independent public accountants to audit the financial statements of the Company for the fiscal year ended June 26, 1998. Independent public accountants for the fiscal year ending June 1998 will be selected by the Board. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions.

                             SHAREHOLDER PROPOSALS
                             ---------------------

     Shareholders who wish to present proposals at the 1998 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than July 18, 1998 for inclusion in next year's Proxy Statement and Proxy Card.

                          ANNUAL REPORT ON FORM 10-K
                          --------------------------

     Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company's Annual Report on Form 10-K filed with the Commission for the year ended June 26, 1998. This request should be directed to the Corporate Secretary, Trio-Tech International, 355 Parkside Drive, San Fernando, California 91340.

                              GENERAL INFORMATION
                              -------------------

     The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, also solicit proxies either personally or by telephone, telegram or special letter.

     At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

     The Annual Report to Shareholders covering the fiscal year ending June 26, 1998 is being mailed with this Proxy Statement to shareholders of record for this meeting.

                      By Order of the Board of  Directors

                                DALE C. CHEESMAN
                                Secretary

                            TRIO-TECH INTERNATIONAL
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
             FOR ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 8, 1998

The undersigned hereby appoints Maria Chittum and A. Charles Wilson or either of them as his/her true lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of Trio-Tech International to be held at the Miramar Sheraton Hotel, 101 Wilshire Blvd., Santa Monica, California on Tuesday, December 8, 1998 at 10:00 A.M., and at any adjournments thereof, and to vote all shares that he/she is then entitled to vote, on all matters coming before said meeting. The undersigned directs that his/her proxy be voted as follows:

1. ELECTION OF DIRECTORS:

           [_] FOR all nominees listed below   [_] WITHHOLD AUTHORITY to vote
               (except as indicated to the         for all nominees listed below
               contrary below)

Jason T. Adelman, Frank S. Gavin, Richard M. Horowitz, F.D. "Chuck" Rogers, William L. Slover, A. Charles Wilson, Yong Siew Wai

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided:

--------------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1.

                 (Continued and to be signed on the other side)



                          (continued from other side)

Number of shares held: ______________________  By __________________________________________
                                                                (Print Name)
Dated __________________________________ 1998  By __________________________________________
                                                         Print name if held jointly
If shares are held by your Broker, please print their name and address below:

_____________________________________________  By __________________________________________
                                                                 Signature
_____________________________________________  By __________________________________________
                                                         Signature if held jointly

                                          IMPORTANT: Please sign above exactly
                                          as your name or names appear hereon.
                                          Joint owners should each sign
                                          personally. Corporate proxies should
                                          be signed in full corporate name by
                                          the authorized officer. Fiduciaries
                                          should give full titles as such.

                                          PLEASE MARK, DATE, SIGN AND RETURN
                                          YOUR PROXY PROMPTLY IN THE ENCLOSED
                                          ENVELOPE, WHICH REQUIRES NO POSTAGE
                                          IF MAILED IN THE UNITED STATES.